Exhibit 10.8

TELA Bio, Inc. 2012 Stock Incentive Plan

Incentive Stock Option Agreement

This Incentive Stock Option Agreement (the “Agreement”) is entered into between TELA Bio, Inc. (the “Company”) and Name (the “Participant”), pursuant to the Company’s 2012 Stock Incentive Plan (the “Plan”). All capitalized terms used in this Agreement shall have the meaning ascribed to such terms in the Plan unless otherwise defined herein. The Company and the Participant agree as follows:

1.                                      Grant of Incentive Stock Option. The terms and conditions of the incentive stock option (the “Incentive Stock Option”) grant are set forth in this Agreement and the terms and conditions of the Plan are incorporated into and made a part of this Agreement. The Incentive Stock Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Name of Participant:	Name

Number of Shares subject to Incentive Stock Option:	X,xxx shares of Common Stock (the “Shares”)

Exercise Price per Share:	$0.24

Grant Date:	Date, 2019

Expiration Date:	10 years after Grant Date

Vesting Schedule:

The Incentive Stock Option granted under this Agreement shall vest as follows:

•                  25% shall vest on the first anniversary of the Grant Date (the “Initial Vesting Date”).

•                  The remaining 75% shall vest ratably in equal monthly installments on the last day of each of the thirty-six (36) calendar months immediately following the Initial Vesting Date.

2.                                              Time of Exercise of Incentive Stock Option. Until the Incentive Stock Option expires or terminates as provided in this Agreement, the Participant may exercise the Incentive Stock Option from time to time to purchase vested whole shares (the “Vested Option Shares”) or unvested whole shares (the “Unvested Option Shares”). Vested Option Shares shall be subject to the Company’s repurchase right as set forth in Section 6 of this Agreement and Unvested Option Shares shall be subject to the terms of the Unvested Stock Repurchase Agreement in the form attached hereto as Exhibit D (the “Unvested Stock Repurchase Agreement”) until such time as they shall become Vested Option Shares as set forth herein or in any other agreement between the Company and the Participant. As a condition to exercising any unvested portion of the Incentive Stock Option, the Participant shall execute and deliver to the Company the Unvested Stock Repurchase Agreement. The Participant shall have no rights of a stockholder (including, without limitation, voting, dividend and liquidation rights) with respect to the Unvested Option Shares upon the issuance of the Unvested Option Shares, notwithstanding the exercise of the Incentive Stock Option. The Vested Option Shares and the Unvested Option Shares shall be issued as soon as practicable after the Option is exercised in accordance with this Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance of such Vested Option Shares or Unvested Option Shares.

3.                                      Termination of Continuous Status as a Participant

(a)                                 General Rule. Except as provided in this Section 3, the Incentive Stock Option may not be exercised unless at the time of exercise the Participant is in Continuous Status as a Participant.

(b)                                 Termination of Incentive Stock Option. The Incentive Stock Option shall terminate upon the earliest of the following circumstances:

(i)                                            the tenth anniversary of the Grant Date;

(ii)                                        three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death;

(iii)                                    one year after termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability;

(iv)                                     one year after the Participant’s death if the Participant dies (1) while employed, (2) during the three-month period described in clause (iii) or (3) during the one- year period described in clause (iv); or

(v)                                         immediately upon the date of the determination by the Board or Committee that Cause to terminate the Participant exists.

(c)                                  Failure to Exercise Incentive Stock Option. To the extent that the Participant does not exercise the Incentive Stock Option within the periods described in Section 3(b), all rights to purchase Shares pursuant to the Incentive Stock Option cease and terminate as of the date of expiration of the applicable periods for exercise described in Section 3(b), and the Participant shall have no rights or interest with respect to the Incentive Stock Option following such expiration date.

(d)                                 Change in Control. If the Incentive Stock Option remains outstanding immediately prior to a Change in Control (as defined in the Plan), the Incentive Stock Option  will automatically become one hundred percent (100%) vested and exercisable as of immediately prior to the effective date of the Change in Control. The occurrence of an IPO shall have no effect on the vesting of the Incentive Stock Option.

4.                                      Method of Exercise of Incentive Stock Option. Unless otherwise authorized by the Committee or its authorized designee, the Incentive Stock Option may only be exercised by using the exercise notice attached to this Agreement as Exhibit A accompanied by payment to  the Company of the Exercise Price per Share in:

(a)                                 cash;

(b)                                 a check payable to the Company; or

(c)                                  a payment of such other lawful consideration as the Committee may determine.

In order to exercise the Incentive Stock Option with respect to Unvested Option Shares, the Participant shall, in addition to the requirements set forth above, execute and deliver to the Company the Unvested Stock Repurchase Agreement. During a Participant’s lifetime, the Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

5.                                      Restrictions on Transfer. The Participant represents and warrants that if and when the Participant exercises the Incentive Stock Option, the Participant shall purchase Shares only for the Participant’s own account and not on behalf of any others. The Participant understands and acknowledges that (a) the Plan, (b) the Amended and Restated Stockholders Agreement entered into as of October 2, 2014, by and among the Company and the Persons identified on Exhibit A and Exhibit B attached thereto (as amended from time to time, the “Stockholders Agreement”), which the Participant shall sign as a condition to receipt of any Shares, and (c) federal and state securities laws, as applicable, govern and restrict the Participant’s right to pledge, encumber, offer, sell or otherwise dispose of the Incentive Stock Option, any Shares, or any right or interest of the Participant in or to the Incentive Stock Option or any Shares. The Participant further understands that the certificates for any Shares the Participant purchases shall bear such legends as the Company deems necessary or desirable in connection with the Stockholders Agreement, the 1933 Act and any other applicable rules, regulations or laws.

6.                                      Repurchase Right.

(a)                                 Restricted Shares. Vested Option Shares acquired by the Participant upon the exercise of the Incentive Stock Option and Unvested Option Shares that become Vested Option Shares (the “Restricted Shares”) shall be subject to a repurchase right in accordance with Section 6(b).

(b)                                 Repurchase Right. If, during the period from the Grant Date until the third (3rd) anniversary of the Grant Date,  the Participant ceases to be an employee of the Company for any reason, then, in such event, the Company (or its designee, as the case may be) shall have the option, but not the obligation, exercisable at any time during the ninety (90) day period commencing with the date of the Participant’s cessation of employment, to purchase from the Participant (or the Participant’s successor in interest, as the case may be) any or all of the Restricted Shares held by the Participant (or the Participant’s successor in interest, as the case may be) at the time of cessation of the Participant’s employment (the “Repurchase Right”). Notwithstanding any provision herein to the contrary, if, prior to the date the Participant ceases to be an employee of the Company for any reason, a Liquidity Event occurs, the Company’s Repurchase Right shall terminate concurrent with such Liquidity Event. For purposes of this Agreement, “Liquidity Event” shall have the meaning set forth in the Company’s Amended and Restated Certificate of Incorporation in effect as of the date hereof.

(c)                                  Repurchase Price. In the event that the Company (or its designee, as the case may be) exercises the Repurchase Right to acquire any or all of the Restricted Shares, the Participant (or the Participant’s successor in interest, as the case may be) shall sell to the Company (or its designee, as the case may be), at a price per Share equal to the Fair Market Value, all of the Restricted Shares for which the Incentive Stock Option was appropriately exercised.

(d)                                 Closing. In the event that the Company exercises the Repurchase Right in accordance with Section 6(b), the Company shall notify the Participant in writing of its intent to repurchase the Restricted Shares. Such notice shall be delivered by the Company on or before the last day of the time period provided for in Section 6(b) for exercise of the Repurchase Right. The notice shall specify the time and date for payment of the repurchase price (the “Closing”) and the number of Restricted Shares with respect to which the Company is exercising the Repurchase Right. The Closing shall be held at the principal office of the Company not less than ten (10) days nor more than sixty (60) days from the date of mailing of the notice. At the Closing, the repurchase price shall be delivered to the Participant or the Participant’s successor  in interest, as the case may be, and the Restricted Shares being repurchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant’s successor in interest.

(e)                                  Escrow. To insure the availability for delivery of Restricted Shares upon repurchase by the Company pursuant to the Repurchase Right hereunder and, if applicable, delivery of Unvested Option Shares upon repurchase by the Company pursuant to the early exercise repurchase right (the “Early Exercise Repurchase Right”) set forth in the Unvested Stock Repurchase Agreement, the Participant hereby appoints the Secretary of the Company, or any other person designated by the Company, as escrow agent, as the Participant’s attorney-in- fact to sell, assign and transfer unto the Company, such Restricted Shares and/or Unvested Option Shares (as applicable), if any, repurchased by the Company pursuant to the Repurchase Right or the Early Exercise Repurchase Right. The Participant shall, upon the exercise of a vested portion of the Incentive Stock Option or an unvested portion of the Incentive Stock Option, as the case may be, and receipt of the Vested Option Shares or Unvested Option Shares, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Share certificates representing the Restricted Shares and/or Unvested Option Shares (as applicable), together with the stock assignment, duly endorsed in blank, attached hereto as Exhibit B1 with respect to Vested Option Shares or Exhibit B2 with respect to Unvested Option Shares. The Restricted Shares or Unvested Option Shares, as the case may be, and the stock assignment shall be held by the Secretary or other designee in escrow, pursuant to the Joint Escrow Instructions of the Company and Participant attached hereto as Exhibit C, until, if applicable, the Company exercises the Early Exercise Repurchase Right set forth in the Unvested Stock Repurchase Agreement, or exercises the Repurchase Right as provided hereunder, or until the Shares are no longer subject to such repurchase rights. Any Unvested Option Shares that become Vested Option Shares and are subject to the Repurchase Right shall remain in escrow in accordance with the terms and conditions of this Agreement. Upon the expiration of the Repurchase Right, the Secretary of the Company, or any other person designated by the Company, as escrow agent, shall promptly, upon written request, or periodically without written request, but in either case no more than once per calendar year, deliver to the Participant the certificate or certificates representing such Vested Option Shares in the escrow agent’s possession belonging to the Participant, and the escrow agent shall be discharged of all further obligations hereunder with respect to those Shares; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as the escrow agent may be required pursuant to other restrictions imposed pursuant to this Agreement.

(f)                                   No Liability. Neither the Company nor its Secretary or other designee, as the case may be, shall be liable for any act it may do or omit to do with respect to holding the Restricted Shares in escrow hereunder and while acting in good faith and in the exercise of its judgment.

(g)                                 Prohibition on Transfer. The Participant recognizes and agrees that the Restricted Shares which are subject to the Repurchase Right may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, other than to the Company (or its designee, as the case may be). Any attempted sale, assignment or other transfer of Restricted Shares in violation of this Section 6(g) shall be deemed void and the Company shall not be required to (i) transfer any Restricted Shares on its books in connection with any attempted sale, assignment or other transfer in violation of this Section 6(g) or (ii) treat as the owner of such Restricted Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which the Participant attempted to sell, assign or otherwise transfer any such Restricted Shares in violation of this Section 6(g).

(h)                                 Failure to Deliver Shares to be Repurchased. In the event that Restricted Shares to be repurchased by the Company under this Agreement are not in the Company’s possession pursuant to Section 6(e) above or otherwise and the Participant or the Participant’s successor in interest fails to deliver such Restricted Shares to the Company (or its designee, as the case may be), the Company may elect to (a) establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or the Participant’s successor in interest upon delivery of such Restricted Shares, and (b) immediately take such action as is appropriate to transfer record title of such Restricted Shares from the Participant to the Company (or its designee, as the case may be) and to treat the Participant and such Restricted Shares in all respects as if delivery of such Restricted Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

7.                                      Tax Matters.

(a)                                 Section 422 Requirement. The Incentive Stock Option will not qualify as an incentive stock option within the meaning of Section 422 of the Code, if, among other events, (i) the Participant disposes of the Shares acquired upon exercise of the Incentive Stock Option within two (2) years from the Grant Date or one year after such Shares were acquired pursuant to exercise of the Incentive Stock Option; (ii) except in the event of the Participant’s death or Disability, the Participant is not employed by the Company, a Parent or a Subsidiary at all times during the period beginning on Grant Date and ending on the day that is three (3) months before the date of exercise of the Incentive Stock Option; or (iii) to the extent the aggregate Fair Market Value of the Shares subject to Incentive Stock Option held by the Participant which become exercisable for the first time in any calendar year (under all plans of the Company, a Parent or a Subsidiary) exceeds $100,000. The Fair Market Value of the Shares shall be determined as of the time the Incentive Stock Option with respect to such Shares is granted.

(b)                                 Disqualifying Disposition. To the extent that the Incentive Stock Option does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code, it shall not affect the validity of the Incentive Stock Option, which shall, to such extent, then constitute a Nonstatutory Stock Option. In the event that the Participant disposes of the Shares acquired upon exercise of the Incentive Stock Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of the Incentive Stock Option, the Participant must deliver to the Company, within seven (7) days following such disposition, a written notice specifying the date on which such Shares were disposed of, the number of Shares so disposed, and, if such disposition was by a sale or exchange, the amount of consideration received.

8.                                      No Rights to Awards; Non-Uniform Determinations. The Participant shall not have any claim to be granted any incentive stock option under the Plan. Neither the Company nor the Committee is obligated to treat Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Participants who receive, or are eligible to receive, incentive stock options (whether or not such Participants are similarly situated).

9.                                      No Right to Continued Status as a Participant. Nothing in the Plan, this Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company to terminate the Participant’s employment or status as an officer, director or consultant at any time, nor confer upon the Participant any right to continue as an employee, officer, director or consultant of the Company, whether for the duration of the Incentive Stock Option or otherwise.

10.                               Notices. All notices and other communications under this Agreement (each a “Notice”) shall be in writing and addressed to the Company or the Participant, as applicable, at the addresses set forth on the signature page to this Agreement (or to any other address that the receiving party may designate from time to time in accordance with this Section 10). The Company and the Participant shall deliver all Notices by personal delivery, nationally recognized overnight courier (with all fees prepaid) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party and (b) if the party giving the Notice has complied with the requirements of this Section 10.

11.                               No Shareholder Rights. The Incentive Stock Option does not give the Participant any of the rights of a shareholder of the Company unless and until Vested Shares are in fact issued to such person in connection with the Incentive Stock Option.

12.                               Other Agreements. The Participant hereby agrees to sign any agreement of the Company which applies to similarly-situated stockholders or to Participants under the Plan or any similar agreement as prescribed by the Committee and in the form approved by the Committee in its sole discretion, including, but not limited to, the Stockholders Agreement. Participant hereby expressly acknowledges that the Incentive Stock Option has been granted to Participant conditioned upon Participant’s agreement to and actual execution of documents in accordance with the immediately preceding sentence and upon Participant’s agreement that any transferee of Shares that have been acquired by the Participant pursuant to the Incentive Stock Option shall be subject to the terms of the Plan and this Agreement, including, without limitation, this Section 12, as if such transferee was or is the Participant. Accordingly, if the Participant (or transferee of Shares, as the case may be) does not sign the Stockholders Agreement or other documents, all of the Shares subject to the Incentive Stock Option shall be forfeited. The terms and conditions of the Stockholders Agreement shall govern Participant’s rights in and to the Shares and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of such Stockholders Agreement and this Agreement, the provisions of such Stockholders Agreement shall be controlling in each case.

13.                               Amendments. This Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Participant.

14.                               Governing Law; Submission to Jurisdiction. To the extent not governed by federal law, this Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule. Any legal suit, action or proceeding arising out of this Agreement shall be instituted in the federal courts of the United States of America or the courts of the State of Delaware in each case located in the City of Wilmington and Count of New Castle, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Participant irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in such courts and irrevocably waives and agrees not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

15.                               Complete Agreement. This Agreement constitutes the entire agreement between the Participant and the Company, both oral and written concerning the matters addressed in this Agreement, and all prior agreements or representations concerning the matters addressed in this Agreement, whether written or oral, express or implied, are terminated and of no further effect.

16.                               Severability. If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

By executing this Agreement, the Participant agrees to be bound by all of the terms and conditions of this Agreement and the Plan. In addition, the Participant recognizes and agrees that all determinations, interpretations, or other actions respecting the Plan and this Agreement will be made by the Committee or any authorized designee, and shall be final, conclusive and binding on all parties.

TELA BIO, INC.

By:
Antony Koblish, President and CEO

	Address:	1 Great Valley Parkway
Suite 24
Malvern, PA 19355

I agree to the terms of this Agreement and the Plan.

By:
Name: Name
	Address:	Street
City, ST Zip

Exhibit A

TELA Bio, Inc. 2012 Stock Incentive Plan

Incentive Stock Option Exercise Notice

TELA Bio, Inc.

1 Great Valley Parkway, Suite 24

Malvern, PA 19355

Subject to acceptance by the Committee, effective as of today,                                      , 20   , this constitutes notice under my Incentive Stock Option that I hereby elect to exercise my Incentive Stock Option to purchase the number of shares for the price set forth below. I represent and warrant that I am buying the shares for investment purposes only and without any intention of selling of distributing them. All capitalized terms used herein shall have the meaning ascribed to such terms in the Company’s 2012 Stock Incentive Plan (“Plan”) or applicable Incentive Stock Option Agreement unless otherwise defined herein.

Type of Option:

Incentive Stock Option Grant Date:

Number of Vested Option Shares as to which the option is exercised:

Number of Unvested Option Shares as to which the option is exercised:

(if a partial exercise, the option shall be deemed exercised with respect to the last to vest of the Shares)

Exercise Price:

Total Exercise Price:

Cash   ☐                                               Check  ☐

Other Permitted Method:

By this exercise, I agree (i) to provide such other documents as TELA Bio, Inc. (the “Company”) may require pursuant to the Plan, and (ii) to provide for the payment by me to the Company (in the manner designated by you) of the withholding obligation, if any, relating to the exercise of this Incentive Stock Option.

Accepted by:

Participant:	TELA Bio, Inc.

By:	By:
Print Name:	Name:
Title:

Address:

EXHIBIT B1

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I,                                                      , hereby sell, assign and transfer unto TELA Bio, Inc. (the “Company”)                                                             (                 ) Restricted Shares of the Company standing in my name on the books of said corporation represented by Certificate No.       herewith and do hereby irrevocably constitute and appoint the Secretary of the Company to transfer the said stock on the books of the Company with full power of substitution in the premises.

This Assignment may be used only in accordance with the Incentive  Stock Option Agreement by and between the Company and the undersigned dated                           , as amended or amended and restated from time to time (the “Agreement”).

Dated:

(signature)

(print name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “Repurchase Right”, as set forth in the Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT B2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I,                                           , hereby sell, assign and transfer unto TELA Bio, Inc. (the “Company”)                                       (                    ) Unvested Option Shares of the Company standing in my name on the books of said corporation represented by Certificate No.     herewith and do hereby irrevocably constitute and appoint the Secretary of the Company to transfer the said stock on the books of the Company with full power of substitution in the premises.

This Assignment may be used only in accordance with the Incentive  Stock Option Agreement by and between the Company and the undersigned dated                                , as amended or amended and restated from time to time (the “Agreement”) and the Unvested Stock Repurchase Agreement.

Dated:

(signature)

(print name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “Repurchase Right”, as set forth in the Agreement, and its “Early Exercise Repurchase Right” under the Unvested Stock Repurchase Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT C

JOINT ESCROW INSTRUCTIONS

Date

To:                                     Secretary, TELA Bio, Inc.

Dear Sir or Madam:

As escrow agent for both TELA Bio, Inc. (the “Company”) and the undersigned holder of stock of the Company (the “Participant”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Incentive Stock Option Agreement, as amended or amended and restated from time to time (the “Agreement”), between the Company and the undersigned, and the Unvested Stock Repurchase Agreement between the Company and the undersigned, if applicable, in accordance with the following instructions:

In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Right set forth in the Agreement or the Company’s Early Exercise Repurchase Right under the Unvested Stock Repurchase Agreement, the Company shall give to the Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the headquarters of the Company. The Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares of stock being transferred, and (c) to deliver same, together with the certificate(s) evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, check, cancellation of indebtedness, if applicable, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Right under the Agreement or the Company’s Early Exercise Repurchase Right under the Unvested Stock Repurchase Agreement.

The Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Participant does hereby irrevocably constitute and appoint you as the Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such shares of stock all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated including, without limitation, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of, transfer of the shares of stock. Subject to the provisions of this paragraph 4, the Participant shall exercise all rights and privileges of a stockholder of the Company to which he or she is entitled, if any, while the stock is held by you.

Upon written request of the Participant, but no more than once per calendar year, unless the Company’s Repurchase Right has been exercised or the Early Exercise Repurchase Right under the Unvested Stock Repurchase Agreement has been exercised, you will deliver to the Participant a certificate or certificates representing the number of shares of stock that are not subject to the Repurchase Right or the Early Exercise Repurchase Right. Within 180 days after cessation of the Participant’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to the Participant a certificate or certificates representing the aggregate number of shares (other than Unvested Option Shares) held or issued pursuant to the Agreement and not repurchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Right or the Early Exercise Repurchase

Right under the Unvested Stock Repurchase Agreement, as applicable.

If, at the time of termination of this escrow, you should have in your possession any documents, securities, or other property belonging to the Participant, you shall deliver all of the same to the Participant and shall be discharged of all further obligations hereunder.

Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in relying on or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as escrow agent or as attorney- in-fact for the Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your counsel (as described below) shall be conclusive evidence of such good faith.

You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

You shall be entitled to employ such legal counsel (which may be counsel to the Company) and other experts as you may deem necessary to properly advise you in connection with your obligations hereunder, you may rely upon the advice of such counsel, and you may cause the Company to pay such counsel reasonable compensation therefor.

Your responsibilities as escrow agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to the Company. In the event of any such termination, the Company shall have the right, in its sole discretion, to appoint a successor escrow agent.

If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession or to deliver into court without liability to anyone all or any part of said shares of stock until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other address as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:                                                                            At the address set forth in the Agreement

Attn:  Chief Executive Officer

PARTICIPANT:                                                       At the address set forth in the Agreement

ESCROW AGENT:                                        At the address of the Company set forth in the Agreement Attn:  Secretary

By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

TELA BIO, INC.

By:
Name:
Title:

PARTICIPANT:

Name:

ESCROW AGENT:

By:
Name:
Title:

EXHIBIT D

FORM OF UNVESTED STOCK REPURCHASE AGREEMENT

This Unvested Stock Repurchase Agreement (the “Agreement”) is entered into between TELA Bio, Inc. (the “Company”), and [NAME] (the “Participant”), pursuant to the Company’s 2012 Stock Incentive Plan (the “Plan”). All capitalized terms used in this Agreement shall have the meaning ascribed to such terms in the Plan or the applicable Participant Incentive Stock Option Agreement unless otherwise defined herein. The Company and the Participant agree as follows:

1.                                  Incentive Stock Options. Pursuant to the terms and conditions of the Plan, the Company has granted to the Participant an Incentive Stock Option to purchase [NUMBER] Shares, which Shares may, upon exercise, be vested (the “Vested Option Shares”) or unvested (the “Unvested Option Shares”), at an Exercise Price per Share specified in the Incentive Stock Option Agreement, dated [DATE] between the Participant and the Company (the “Participant  Incentive Stock Option Agreement”). Unvested Option Shares held by the Participant shall continue to vest in accordance with the vesting schedule set forth in Section 1 of the Participant Incentive Stock Option Agreement, as may be modified by any other provision of the Participant Incentive Stock Option Agreement, any change in control or employment agreement between the Participant and the Company or any of its Affiliates, or any other agreement between the Participant and the Company or any of its Affiliates pursuant to which vesting is accelerated by a Change in Control. Unvested Option Shares shall be subject to the early exercise repurchase right set forth in Section 2 of this Agreement until such Unvested Option Shares become Vested Option Shares. Vested Option Shares shall not be subject to the early exercise repurchase right set forth in Section 2 of this Agreement but shall be subject to the repurchase right set forth in Section 6 of the Participant Incentive Stock Option Agreement until the expiration of such repurchase right.

2.                              Early Exercise Repurchase Right.

(a)                                 Unvested Option Shares. If the Participant holds Unvested Option Shares and the Participant ceases to be an employee of the Company for any reason (including voluntary or involuntary termination, death or disability), then, in such event, the Company (or  its designee, as the case may be) shall have the right (the “Early Exercise Repurchase Right”), exercisable at any time during the ninety (90)-day period (the “Repurchase Period”) following  the effective date of the Participant’s termination of employment (the “Termination Date”), to repurchase at the lower of (a) the Fair Market Value of the Unvested Option Shares at the time of the Termination Date, or (b) the Exercise Price per Share of the Unvested Option Shares, without interest (the “Repurchase Price”), any or all of the Unvested Option Shares purchased by the Participant.

(b)                                 Termination of Early Exercise Repurchase Right. The Early Exercise Repurchase Right shall terminate with respect to any Unvested Option Shares for which it is not timely exercised under Section 2(a) above when such Unvested Option Shares become Vested Option Shares unless such Unvested Option Shares are earlier forfeited in accordance with the Plan and the Participant Incentive Stock Option Agreement.

(c)                                  Exercise of Early Exercise Repurchase Right. The Early Exercise Repurchase Right shall be exercisable by written notice (the “Repurchase Notice”) delivered to the Participant prior to the expiration of Repurchase Period. The Repurchase Notice shall indicate the number of Unvested Option Shares to be repurchased and the time and date for payment of the Repurchase Price (the “Closing”) on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The Closing shall be held at the principal office of the Company not less than ten (10) days nor more than sixty (60) days from the date of mailing of the notice. At the Closing, the Repurchase Price shall be delivered to the Participant or the Participant’s successor in interest, as the case may be, and the Unvested Option Shares being repurchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant’s successor in interest.

(d)                                 Escrow. The Unvested Option Shares shall be held in escrow under the terms and conditions of Section 6 of the Participant Incentive Stock Option, pursuant to the Joint Escrow Instructions of the Company and Participant attached to the Participant Incentive Stock Option, until the earlier of (i) the Company’s exercise of its Early Exercise Repurchase Right as provided hereunder, (ii) the Unvested Option Shares becoming Vested Option Shares and the Company’s exercise of its Repurchase Right under Section 6 of the Participant Incentive Stock Option Agreement, or (iii) the Unvested Option Shares becoming Vested Option Shares and the expiration of the Repurchase Right in accordance with the provisions of Section 6 of the Participant Incentive Stock Option Agreement.

(e)                                  No Liability. Neither the Company nor its Secretary or other designee, as the case may be, shall be liable for any act it may do or omit to do with respect to holding the Unvested Option Shares in escrow hereunder, or under the Participant Incentive Stock Option Agreement, and while acting in good faith and in the exercise of its judgment.

(f)                                   Prohibition on Transfer. The Participant recognizes and agrees that the Unvested Option Shares which are subject to the Early Exercise Repurchase Right may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, other than to the Company (or its designee, as the case may be). Any attempted sale, assignment or other transfer of Unvested Option Shares in violation of this Section 2(f) shall be deemed void and the Company shall not be required to transfer any such Unvested Option Shares on its books in connection with any attempted sale, assignment or other transfer in violation of this Section 2(f), or to treat as the owner of such Unvested Option Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Unvested Option Shares shall have been so sold, assigned or otherwise transferred, in violation of this Section 2(f).

(g)                                  Failure to Deliver Granted Shares to be Repurchased. In the event that Unvested Option Shares to be repurchased by the Company under this Agreement are not in the Company’s possession pursuant to Section 2(d) above or otherwise and the Participant or the Participant’s successor in interest fails to deliver such Unvested Option Shares to the Company (or its designee, as the case may be), the Company may elect to (a) establish a segregated  account in the amount of the Repurchase Price, such account to be turned over to the Participant or the Participant’s successor in interest upon delivery of such Unvested Option Shares, and (b) immediately take such action as is appropriate to transfer record title of such Unvested Option Shares from the Participant to the Company (or its designee, as the case may be) and to treat the Participant and such Unvested Option Shares in all respects as if delivery of such Unvested Option Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

3.                                      Notices. All notices and other communications under this Agreement (each a “Notice”) shall be in writing and addressed to the Company or the Participant, as applicable, at the addresses set forth on the signature page to this Agreement (or to any other address that the receiving party may designate from time to time in accordance with this Section 3). The Company and the Participant shall deliver all Notices by personal delivery, nationally recognized overnight courier (with all fees prepaid) or certified or registered mail (in each case, return  receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party and (b) if the party giving the Notice has complied with the requirements of this Section 3.

4.                                      Other Agreements. The Participant hereby agrees to sign any agreement of the Company which applies to similarly-situated stockholders or to Participants under the Plan or any similar agreement as prescribed by the Committee and in the form approved by the Committee in its sole discretion, including, but not limited to, the Stockholders Agreement.

5.                                      Amendments. This Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Participant.

6.                                      Governing Law; Submission to Jurisdiction. To the extent not governed by federal law, this Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule. Any legal suit, action or proceeding arising out of this Agreement shall be instituted in the federal courts of the United States of America or the courts of the State of Delaware in each case located in the City of Wilmington and Count of New Castle, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Participant irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in such courts and irrevocably waives and agrees not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

7.                                      Complete Agreement. This Agreement constitutes the entire agreement between the Participant and the Company, both oral and written concerning the matters addressed in this Agreement, and all prior agreements or representations concerning the matters addressed in this Agreement, whether written or oral, express or implied, are terminated and of no further effect.

8.                                      Severability. If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

By executing this Unvested Stock Repurchase Agreement, the Participant agrees to be bound by all of the terms and conditions of this Agreement and the Plan. In addition, the Participant recognizes and agrees that all determinations, interpretations, or other actions respecting the Plan and this Agreement will be made by the Committee or any authorized designee, and shall be final, conclusive and binding on all parties.

TELA BIO, INC.

By:
Name:
Title:

I agree to the terms of this Unvested Stock Repurchase Agreement and the Plan.

By:
Name: [Print Name of Participant]

Address: